SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date May 15, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $1,473,809.86         $1,156,992.54         $235,150,144.61

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated May 15 , 1997


Statement to Certificateholders (Page 1 of 2)

Distribution Date:4/15/97 5/15/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
PRINCIPAL AMOUNT)

A.INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed4.404861 4.702589
Investor Certificate Interest Shortfall Distributed0.000000 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall0.000000 0.000000

Managed Amortization Period ? (Yes=1; No=0)11
Investors Certificate Principal Distributed11.648655 5.990291
  Principal Distribution Amount8.318869 5.418605
     Maximum Principal Payment25.805316 32.223994
     Alternative Principal Payment8.318869 5.418605
     Principal Collections less Additional Balances8.318869 5.418605 Investor Loss Amount Distributed to Investors0.000000 0.000000
  Accelerated Principal Distribution Amount3.329786 0.571685
  Credit Enhancement Draw Amount0.00 0.00

Total Amount Distributed to Certificateholders (P & I)16.053516 10.692879

B.INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance"239,489,909.38 ""236,623,954.46 " Ending Investor Certificate Balance"236,623,954.46 ""235,150,144.61 " Beginning Invested Amount"242,546,885.36 ""240,500,168.14 "
Ending Invested Amount"240,500,168.14 ""239,167,011.84 "
Investor Certificateholder Floating Allocation Percentage97.6945% 97.6753% Pool Factor0.9617565 0.9557662
Liquidation Loss Amount for Liquidated Loans0.00 0.00
Unreimbursed Liquidation Loss Amount0.00 0.00

Additional Servicing Fee#REF!#REF!
C.POOL INFORMATION

Beginning Pool Balance"248,270,738.21 ""246,224,020.99 "
Ending Pool Balance"246,224,020.99 ""244,890,864.69 "
Servicer Removals form the Trust (Section 2.06)0.00 0.00
Servicing Fee"103,446.14 ""102,593.34 "

D.INVESTOR CERTIFICATE RATE

Investor Certificate Rate5.617500% 5.867500%
LIBOR Rate5.437500% 5.687500%
Maximum Rate9.695863% 9.941452%

E.DELINQUENCY & REO STATUS

Delinquent 30-59 days
    No. of Accounts16 14
   Trust Balances"611,772.42 ""355,211.34 "
Delinquent 60-89 days
    No. of Accounts6 3
   Trust Balances"302,126.45 ""74,734.98 "
Delinquent 90+ days
    No. of Accounts12 16
   Trust Balances"498,908.00 ""674,703.00 "
Delinquent 9+ Months
    No. of Accounts0 0
   Trust Balances0 0
REO
    No. of Accounts0 1
   Trust Balances0.00 "17,450.00 "


Statement to Certificateholders (Page 2 of 2)

 Distribution Date:                                              4/15/97
5/15/97

      "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
      "this 12th day of May, 1997"


                Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                      as Servicer

       _______________________________________


                    Sam Ilagan
                    Vice-President

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COUNTRYWIDE HOME EQUITY LOAN TRUST
1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: May 31, 1997